UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                       September 8, 1998
Date of Report (Date of earliest event reported)_______________________________


                          MAGNUM HUNTER RESOURCES, INC.

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             (Exact name of registrant as specified in its charter)


NEVADA                                1-12508                    87-0462881
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(State or other jurisdiction         (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)



         600 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code            (972) 401-0752
                                                     ---------------------------



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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Magnum Hunter Resources, Inc. announced on September 8, 1998 that its Board of Directors has authorized the repurchase of up to one million shares of the Company's common stock; provided however, that such repurchases will not exceed $4 million in the aggregate. A copy of the press release is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated September 8, 1998 issued by Magnum Hunter
         Resources, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MAGNUM HUNTER RESOURCES, INC.


                                                       /s/ Gary C. Evans
                                                By:____________________________
                                                       Gary C. Evans
                                                       President and CEO

                                                      /s/ Morgan F. Johnston
                                                By:____________________________
                                                       Morgan F. Johnston
                                                       Vice President, General
                                                       Counsel and Secretary

Dated: September 8, 1998